Exhibit 31.1

CERTIFICATION - PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, Thomas Moore, as Chief Executive Officer certify that:

1. I have reviewed this report on Form 10-KSB of Advaxis, Inc. (the “registrant”) for the year ended October 31, 2006;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act of 1934 Rules 13a-15(e) and 15d-15(e)) for the registrant and I have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and audit committee of the registrant or its Board of Directors which acts as the audit committee:

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

February 13, 2007

/s/ Thomas Moore
Thomas Moore
Chief Executive Officer